                                                                   PROSPECTUS
                                                                  MAY 1, 1998

                       DELAWARE GROUP PREMIUM FUND, INC.

                             SMALL CAP VALUE SERIES
                   1818 Market Street, Philadelphia, PA 19103

    This Prospectus describes the Small Cap Value Series (the "Series") of Delaware Group Premium Fund, Inc. (the "Fund"). The Series' objective is to seek capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.
    The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described below. See Investment Objective and Policies. Although the Series will constantly strive to attain its objective, there can be no assurance that it will be attained.
    This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Fund's registration statement), dated May 1, 1998 as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Pro spectus and is available, without charge, by writing to Delaware
Distributors, L.P. at the above address or by calling 1-800-523-1918. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into the Fund's registration statement, and other information regarding registrants that electronically file with the SEC. The Series' financial statements appear in the Fund's Annual Report, which will accompany any response to requests for Part B.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
    BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE SERIES ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR
  ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED. SHARES OF THE SERIES ARE NOT BANK OR CREDIT UNION
  DEPOSITS.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Cover Page.............................................................  1
Summary Information....................................................  2
Financial Highlights...................................................  3
Investment Objective and Policies......................................  4
    Introduction.......................................................  4
Purchase and Redemption................................................  5
Dividends and Distributions............................................  5
Taxes..................................................................  5
Calculation of Offering Price and Net Asset Value Per Share............  6
Management of the Fund.................................................  6
    Performance Information............................................  7
    Distribution and Service...........................................  7
    Expenses...........................................................  8
    Description of Fund Shares.........................................  8
Other Considerations...................................................  9
Appendix A--Ratings.................................................... 16

SUMMARY INFORMATION

INVESTMENT OBJECTIVE AND POLICIES
    The Series' objective is to seek capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family. See Investment Objective and Policies.

SPECIAL CONSIDERATIONS AND RISK FACTORS
    Prospective investors should consider a number of factors before investing in the Series:
    1. The Series may invest a portion of its assets in securities issued by non-United States companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain risk and opportunity considerations not typically associated with investing in the securities of United States companies and issuers. See Foreign Currency Transactions,
Foreign Securities and Foreign Currency Transactions and Special Risk Considerations under Other Considerations.
    2. The Series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The Series does not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other Considerations.
    3. The Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established with or on behalf of futures commission merchants. While the Series does not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The Fund is not registered as a commodity pool operator nor is Delaware Management or the Sub-Adviser registered as commodities trading advisers in reliance upon various exemptive rules. See Futures Contracts and Options on Futures Contracts under Other Considerations.

INVESTMENT MANAGER
    Delaware Management Company ("Delaware Management") furnishes investment management services to the Series, subject to the supervision and direction of the Fund's Board of Directors. See Management of the Fund for information about Delaware Management and the fees payable under the Series' Investment Management Agreement.

PURCHASE AND REDEMPTION
    Shares of the Series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. Neither the Series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions. See Purchase and Redemption.

OPEN-END INVESTMENT COMPANY
    The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. The Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act").

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Series' performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.

-----------------------------------------------------------------------------------------------------------------------
                                                                            SMALL CAP VALUE SERIES
                                                    -------------------------------------------------------------------
                                                                                                            12/27/93(1)
                                                                        YEAR ENDED                            THROUGH
                                                    12/31/97      12/31/96       12/31/95   12/31/94          12/31/93
Net asset value, beginning of period.........       $14.500       $12.470         $10.290    $10.210          $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income........................         0.122         0.112           0.192      0.148             none
Net realized and unrealized gain (loss) on
  investments................................         4.338         2.548           2.208     (0.068)           0.210
                                                    -------       -------         -------    -------          -------
  Total from investment operations...........         4.460         2.660           2.400      0.080            0.210
                                                    -------       -------         -------    -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.........        (0.110)       (0.180)         (0.150)      none             none
Distributions from net realized gain
  on investment transactions.................        (0.930)       (0.450)         (0.070)      none             none
                                                    -------       -------         -------    -------          -------
Total dividends and distributions............        (1.040)       (0.630)         (0.220)      none             none
                                                    -------       -------         -------    -------          -------
Net asset value, end of period...............       $17.920       $14.500         $12.470    $10.290          $10.210
                                                    =======       =======         =======    =======          =======
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)..............................        32.91%(3)     22.55%(3)       23.85%(3)   0.78%(3)         2.10%(3)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......       $84,071       $23,683         $11,929     $6,291             $210
Ratio of expenses to average net assets......         0.80%         0.80%           0.80%      0.80%               (4)
Ratio of expenses to average net assets
  prior to expense limitation................         0.90%         0.99%           0.96%      1.41%               (4)
Ratio of net investment income to
  average net assets.........................         1.24%         1.28%           2.13%      2.62%               (4)
Ratio of net investment income to average
  net assets prior to expense limitation.....         1.14%         1.09%           1.97%      2.01%               (4)
Portfolio turnover...........................           41%           84%             71%        26%               (4)
Average commission rate paid(5)..............       $0.0600       $0.0600             N/A        N/A              N/A

-------------------
(1) Date of initial public offering; total return has not been annualized.
    Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION
    The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering various series of shares.
    The investment objective of the Series is a fundamental policy and cannot be changed without approval by the holders of a "majority" of the Series' outstanding shares, as defined in the 1940 Act. Although the Series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for the Series, see Other Considerations for investment techniques available to the Series. Part B provides more information on the Series' investment policies and restrictions.
    The objective of the Series is capital appreciation. The strategy will be to invest primarily in common stocks and issues convertible into common stocks which, in the opinion of Delaware Management, have market values which appear low relative to their underlying value or future earnings and growth potential.
    Securities will be purchased that Delaware Management believes to be undervalued in relation to asset value or long-term earning power of the companies. Delaware Management may also invest in securities of companies where current or anticipated favorable changes within a company provide an opportunity for capital appreciation. Delaware Management's emphasis will be on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.
    While not a fundamental policy, under normal market conditions the Fund intends to invest 65% of its net assets in securities issued by small cap companies, defined as those currently having a market capitalization generally of less than $1.5 billion at the time of purchase. As a general matter, small cap companies may have more limited product lines, markets and financial resources than large cap companies. In addition, securities of small cap companies, generally, may trade less frequently (and with a lesser volume), may be more volatile and may be somewhat less liquid than securities issued by larger capitalization companies.
    Delaware Management will consider the financial strength of the company, the nature of its management and any developments affecting the security, the company or the industry. Securities may be out of favor due to a variety of factors, such as lack of an institutional following, or unfavorable developments affecting the issuer of the securities, such as poor earning reports, dividend reductions or cyclical economic or business conditions. Other securities considered by Delaware Management would include those of companies where current or anticipated favorable changes such as a new product or service, technological breakthrough, management change, projected takeovers, changes in capitalization or redefinition of future corporate operations provide an oppor tunity for capital appreciation. Delaware Management will also consider securities where trading patterns suggest that significant positions are being accumulated by officers of the company, outside investors or the company itself. Delaware Management feels it may uncover situations where those who have a vested interest in the company feel the securities are undervalued and have appreciation potential.
    If Delaware Management believes that market conditions warrant, the Series may employ options strategies. Also, on a temporary, defensive basis, the Series may invest in fixed-income obligations.

INVESTMENT STRATEGY
    While management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. Although it is expected to receive relatively less emphasis, the Series may also invest in fixed-income securities without regard to a minimum grade level in pursuit of its objective where there are favorable changes in a company's earnings or growth potential or where general economic conditions and the interest rate environment provide an opportunity for declining interest rates and consequent appreciation in these securities. The strategies employed are dependent upon the judgment of Delaware Management.
    In investing for capital appreciation, the Series may hold securities for any period of time. The degree of portfolio activity will affect brokerage costs of the Series.
    Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments, and corporate bonds rated A or above by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P").
    The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. Delaware Management will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase stock index options.

    While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options. See Other Considerations -- Options, below.
    The Series may enter into futures contracts and buy and sell options on futures contracts relating to securities, securities indices or interest rates. See Other Considerations -- Futures Contracts and Options on Futures Contracts, below.

RISK FACTORS
    The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in domestic and international securities (and currency hedging transactions in connection therewith), as these investments may be speculative and subject the Series to an additional risk. See Foreign Securities and Foreign Currency Transactions under Other Considerations. Investing in a company temporarily out of favor may involve the risk that the anticipated favorable change may not occur and, as a result, that security may decline in value or not appreciate as expected. Although it will receive relatively minor emphasis in pursuit of its objective, the Series may also purchase, at times, lower rated or unrated corporate bonds without regard to a grade minimum, which may be considered speculative and may increase the portfolio's credit risk. Although the Series will not ordinarily purchase bonds rated below B by Moody's or S&P (i.e., high-yield, high risk fixed-income securities), it may do so if Delaware Management believes that capital appreciation is likely. The Series will not invest more than 25% of its net assets in bonds rated below B. Investing in such lower rated debt securities may involve certain risks not typically associated with higher rated securities. Such bonds are considered very speculative and may possibly be in default or have interest payments in arrears. See High-Yield, High Risk Securities under Other Considerations for additional information on the risks associated with such securities.
    Net asset value may fluctuate at times in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.
    This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal.

                                  *  *  *

    Part B contains other more specific investment restrictions and Appendix A to this Prospectus contains descriptions of Moody's and S&P ratings.

PURCHASE AND REDEMPTION

    Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of Offering Price and Net Asset Value Per Share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS

    The Fund will make payments from the Series' net income and net realized securities profits, if any, once a year. Distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.
    All dividends and distributions are automatically reinvested in additional Series shares.

TAXES

    The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

    The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
    The Series' NAV per share is computed by adding the value of all securities and other assets in the Series' portfolio, deducting any liabilities of the Series (expenses and fees are accrued daily) and dividing by the number of the Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining the Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments and, in some cases, convertible securities) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.
    To the extent the Series holds foreign securities that are listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as U.S. Holidays and Saturdays), the net asset value of the Series could be affected by trading on days when shareholders have no access to the Series.

MANAGEMENT OF THE FUND

DIRECTORS
    The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
    Delaware Management furnishes investment management services to the Series.
    Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.
    Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998. Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On
April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National.
Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and Delaware Management was executed following shareholder approval. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.
    Delaware Management manages the Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. For these services, Delaware Management is paid an annual fee equal 0.75% of the average daily net assets of the Series.
    See Expenses for a discussion of the voluntary waiver of its management fee undertaken by Delaware Management. For the fiscal year ended December 31, 1997, the investment management fee, as a percentage of average daily net assets, incurred by the Series was 0.75% and 0.65% was paid after the voluntary waiver of fees by Delaware Management.
    The directors of the Fund annually review fees paid to Delaware Management.

    Beginning in May 1997, Christopher S. Beck, Vice President/Senior Portfolio Manager of the Fund, assumed primary responsibility for making day-to-day investment decisions for the Series. Mr. Beck has been in the investment business for 17 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining the Delaware Investments in May 1997, he managed the Small Cap Fund since October 1995 at Pitcairn Trust Company. He holds a B.S. from the University of Delaware, an M.B.A. from Lehigh University and is a CFA charterholder. In making investment decisions for the Series, Mr. Beck regularly consults with Wayne A. Stork, Richard G. Unruh, Jr. and Andrea Giles. Mr. Stork, Chairman of Delaware Management and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined Delaware Investments in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of Directors of the Delaware Management and was named an Executive Vice President of Delaware Management in 1994. Ms. Giles, Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining the Delaware Group in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

PORTFOLIO TRADING PRACTICES
    The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. Given the Series' investment objective, its annual portfolio turnover rate may exceed 100%. A 100% turnover rate would occur if all of the securities in the Series were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when Delaware Management deems it desirable to purchase or sell securities. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Series' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Series' shares. The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by shareholders that are subject to federal income taxes.

    Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to Delaware Management or their respective advisory clients. These services may be used by Delaware Management in servicing any of its respective accounts. Subject to best price and execution, Delaware Management may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

PERFORMANCE INFORMATION
    From time to time, the Fund may quote the Series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Series over additional periods of time.
    Because securities' prices fluctuate, investment results of the Series will fluctuate and past performance should not be considered as a representation of future results.

DISTRIBUTION AND SERVICE
    The Distributor, Delaware Distributors, L.P., serves as the Fund's national distributor under Distribution Agreement dated April 3, 1995 for the Series. The Distributor bears all of the costs of promotion and distribution.
    Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Series under the Amended and Restated Shareholders Services Agreement dated May 1, 1998. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement.
    The directors of the Fund annually review service fees paid to the Distributor and Transfer Agent. The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

                                     *  *  *

    As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Series' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

    Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. The Series could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of the Series are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

EXPENSES
    The Series is responsible for all of its own expenses other than those borne by Delaware Management under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement.
    Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of the Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets through October 31, 1998.
    Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of the Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April
30, 1998. For the fiscal year ended December 31, 1997, the Series' ratio of expenses to average daily net assets were 0.80%, reflecting the voluntary waiver of fees and payment of expenses by Delaware Management. The ratio of expenses to average daily net assets would have been 0.90% without the voluntary waiver of fees and payment of expenses.

DESCRIPTION OF FUND SHARES
    Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Life Insurance Company and Separate Accounts VA-K, VEL, VEL II, Inheiritage of Allmerica Life Insurance and Annuity Company and Separate Accounts ABD, ABD2, QP and QPN of The Travelers Life and Annuity Co. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.
    The Fund was organized as a Maryland corporation on February 19, 1987.
The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. The Series is currently allocated fifty million shares.
    The Series' shares have equal voting rights and are equal in all other respects. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shareholders of the Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in the Series.
    Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectus for the separate account which invests in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
    The Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If the Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

HIGH-YIELD, HIGH RISK SECURITIES
    Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Series. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:
    Youth and Volatility of the High-Yield Market -- Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in the Series' net asset value.
     The Series will not ordinarily purchase securities rated below B by Moody's and S&P. However, it may do so if Delaware Management believes that capital appreciation is likely. The Series will not invest more than 25% of its assets in such securities.
    Liquidity and Valuation -- The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Series' ability to dispose of particular issues, when necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.
    Legislative and Regulatory Action and Proposals -- There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
    The Series may invest up to 25% of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, the Series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). The Series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See Foreign Currency Transactions, below.
    The risks involved in investing in foreign securities include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in secur ities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States, and the information that is available is often of lesser quality than information available on U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Moreover, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.
    Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware Management does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctu ations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.
    With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

    The issuers of the emerging market country government and government-related high yield securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
    Foreign Currency Transactions. The Series may also purchase options and forward contracts in foreign currency for hedging purposes in connection with such foreign securities transactions. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.
    Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of transactions and to minimize currency value fluctuations. The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.
    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.
    For example, when Delaware Management believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' securities denominated in such foreign currency. The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' securities or other assets denominated in that currency.
    The Series may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Series may also engage in currency "cross hedging" when, in the opinion of Delaware Management, the historical relationship among foreign currencies suggests that the Series may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.
    At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.
    With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

    It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.
    Depositary Receipts. The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

OPTIONS
    To achieve the Series' objective, the Series intends to use certain hedging techniques which might not be conveniently available to individuals.
    These techniques will be used at Delaware Management's discretion to protect the Series' principal value.
    The Series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which it may invest.
    Purchasing a put option gives the Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.
    Writing a covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if Delaware Management's judgment is wrong and interest rates fall or stock prices rise.
    A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.
    Closing transactions essentially let the Series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.
    The Series will use Exchange-traded options, but reserves the right to use over-the-counter options upon written notice to shareholders.
    The Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The
Series will not engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the Series.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    For hedging purposes, the Series may enter into futures contracts relating to securities, securities indices or interest rates.
    A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."
    A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.
    Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.
    A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.
    The Series may also purchase and write options on the types of futures contracts the Series could invest in.
    A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.
    An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.
    To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS
    The use of futures contracts, options on futures contracts, forward contracts and certain options for hedging and other non-speculative purposes as described above involves certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render the Series' hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment adviser at a time when the Series is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Series will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Series may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies and forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

BORROWINGS
    The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The series will not borrow money in excess of one-third of the value of its net assets. See Part B for additional possible restrictions on borrowing. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Series has an outstanding borrowing.

REPURCHASE AGREEMENTS
    The Series may also use repurchase agreements which are at least 102% collateralized by U.S. government. The Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by Delaware Management under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.
    The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. The Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
    The Series may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.
    The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Delaware Management, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Delaware Management.

LIQUIDITY AND RULE 144A SECURITIES
    In order to assure that the Series has sufficient liquidity, the Series may not invest more than 10% of its net assets in illiquid assets. With respect to the Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of the Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

    While maintaining oversight, the Board of Directors has delegated to Delaware Management the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets. The Board has instructed Delaware Management to consider the following factors in determining the liquidity of a Rule 144A
Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
    If the Delaware Management determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities, Delaware Management will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

SPECIAL RISK CONSIDERATIONS
    Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series' investment objective will be attained.

                                    *  *  *

    The Series' investment objective, the Fund's designation as an open-end investment company, the Series' designation as a diversified fund, and certain other policies of the Series may not be changed unless authorized by the vote of a majority of the Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of the Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or b) more than 50% of the Series' outstanding voting securities. Pa rt B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the Series' performance during its most recently completed fiscal year appears in the Series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote.

DIVERSIFICATION
    The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlyi ng assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
    Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.
    The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."
    The Series will be managed in such a manner as to comply with these diversification requirements.

APPENDIX A -- RATINGS

General Rating Information

BONDS
    Excerpts from Moody's description of its bond ratings:
Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Excerpts from S&P's description of its bond ratings:
AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER
    Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.
    Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                                                      PROSPECTUS
                                                                     MAY 1, 1998

                       DELAWARE GROUP PREMIUM FUND, INC.
                                  REIT Series
                   1818 Market Street, Philadelphia, PA 19103

         This Prospectus describes the REIT Series (the "Series") of Delaware Group Premium Fund, Inc. (the "Fund"). The Series' objective is to seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.
         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described below. See Investment Objective and Policies. Although the Series will constantly strive to attain its objective, there can be no assurance that it will be attained.
         This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Fund's registration statement), dated May 1, 1998 as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-523-1918. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into the Fund's registration statement, and other information regarding registrants that electronically file with the SEC. The Series' financial statements will appear in the Fund's Annual Report, which will accompany any response to requests for Part B.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE SERIES ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE SERIES ARE NOT BANK OR CREDIT UNION DEPOSITS.

TABLE OF CONTENTS

Cover Page................................................................1
Summary Information.......................................................2
Investment Objective and Policies.........................................3
 Introduction.............................................................3
Purchase and Redemption...................................................5
Dividends and Distributions...............................................5
Taxes.....................................................................5
Calculation of Offering Price and Net Asset Value Per Share...............6
Management of the Fund....................................................6
 Performance Information..................................................7
 Distribution and Service.................................................7
 Expenses.................................................................8
 Description of Fund Shares...............................................8
Other Considerations......................................................8
Appendix A-Ratings.......................................................16

SUMMARY INFORMATION

Investment Objective and Policies
         The Series' objective is to seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.
See Investment Objective and Policies.

Special Considerations and Risk Factors
         Prospective investors should consider a number of factors before investing in the Series:
         1. The Series concentrates its investments in the real estate industry, so its net asset value can be expected to fluctuate in light of factors affecting that industry and may fluctuate more widely than a portfolio that invests in a broader range of industries. By investing primarily in securities of REITs, the Series is also subject to interest rate risk.
         2. The Series may invest a portion of its assets in securities issued by non-United States companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain risk and opportunity considerations not typically associated with investing in the securities of United States companies and issuers. See Foreign Currency Transactions, Foreign Securities and Foreign Currency Transactions and Special Risk Considerations under Other Considerations.
         3. The Series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The Series does not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other Considerations.
         4. The Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established with or on behalf of futures commission merchants. While the Series does not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The Fund is not registered as a commodity pool operator nor is Delaware Management or the Sub-Adviser registered as commodities trading advisers in reliance upon various exemptive rules. See Futures Contracts and Options on Futures Contracts under Other Considerations.
         5. While the Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), the Series will not be diversified under the Investment Company Act of 1940 (the "1940 Act"). Thus, while at least 50% of the Series' total assets will be represented by cash, cash items, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

Investment Managers and Sub-Advisers
         Delaware Management Company ("Delaware Management") furnishes investment management services to the Series, subject to the supervision and direction of the Fund's Board of Directors. See Management of the Fund for information about Delaware Management and the fees payable under the Series' Investment Management Agreement.
         Lincoln Investment Management, Inc. ("Lincoln" or "Sub-Adviser") serves as Sub-Adviser to REIT Series. See Management of the Fund for information about the Sub-Adviser and the fees payable under the Sub-Advisory Agreement.

Purchase and Redemption
         Shares of the Series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. Neither the Series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions. See Purchase and Redemption.

Open-End Investment Company
         The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. The Series operates as a nondiversified fund as defined by the 1940 Act.

INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION
         The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering various series of shares.
         The objective of the Series is to seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. The Series is considered a nondiversified investment company under the 1940 Act and may be subject to greater risks than if the Series were diversified. A nondiversified portfolio of securities is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of its overall assets.
         The Series may be suitable for the patient investor interested in long-term capital appreciation with the potential for current income. Investors should be willing to accept the risks associated with investments in a portfolio of equity securities and convertible securities issued by domestic and foreign issuers concentrated in the real estate industry. Because current income is a secondary objective of the Series, the Series is not suitable as an investment vehicle for investors whose primary investment goal is current income.
         The risks associated with an investment in the Series are discussed below under Special Risk Factors.
         The investment objective of the Series is described below, together with the policies the Series employs in its efforts to achieve its objective. There is no assurance that the Series will attain its objective. The investment objective of the Series is nonfundamental and may be changed without approval of shareholders. Unless otherwise noted, the investment policies described below are not fundamental policies and may be changed without shareholder approval. Part B provides more information on the Series' investment policies and restrictions.

Investment Strategy
         The investment objective of the Series is to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series seeks to achieve its objectives by investing in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts ("REITs"). The Series will operate as a nondiversified fund as defined by the 1940 Act.
         As a fundamental policy, the Series will concentrate its investments in the real estate industry. The Series invests in equity securities of REITs and other real estate industry operating companies ("REOCs"). For purposes of the Series' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Series' investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts ("ADRs") actively traded in the United States. Equity securities for this purpose include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Series may also purchase preferred stock. The Series may invest up to 10% of its assets in foreign securities (not including ADRs), and in convertible securities. See Foreign Securities and Foreign Currency Transactions and Conve rtible, Debt and Non-Traditional Equity Securities under Other Considerations for further discussion of these investment policies. The Series may also invest in mortgage-backed securities. See Mortgage-Backed Securities under Oth er Considerations for more detailed information about this investment policy.
         The Series may hold cash or invest in short-term debt securities and other money market instruments when, in Delaware Management's opinion, such holdings are prudent given then prevailing market conditions. Except when Delaware Management believes a temporary defensive approach is appropriate, the Series will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or be of comparable quality as determined by Delaware Management. See Other Considerations for further details concerning these and other investment policies.
         Although as a fundamental policy the Series does not invest directly in real estate, the Series does invest primarily in REITs, and may purchase equity securities of REOCs, as well as own real estate directly as a result of a default on securities the Series owns. Thus, because the Series concentrates its investments in the real estate industry, an investment in the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         The Series may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Series, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. By investing in REITs indirectly through the Series, a shareholder bears not only a proportionate share of the expenses of the Series, but also, indirectly, similar expenses of the REITs. For a further discussion of the risks presented by investing in REITs, see Other Considerations--REITs.
         While the Series does not intend to invest directly in real estate, the Series could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.
         The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to hedge uninvested cash against movements in the prices of securities in which the Series intends to invest. Such positions will generally be eliminated when it becomes possible to invest in such securities. See Other Considerations--Futures Contracts and Options on Futures Contracts and Options for a further discussion of these investment policies.
         In connection with the Series' ability to invest up to 10% of its total assets in the securities of foreign issuers, currency considerations may present risks if the Series holds international securities. Currency considerations carry a special risk for a portfolio of international securities. In this regard, the Series may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. See Other Considerations--Foreign Securities and Foreign Currency Transactions.
         Delaware Management does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, Delaware Management may take advantage of short-term opportunities that are consistent with the Series' investment objectives. It is anticipated that the annual turnover rate of the Series, under normal circumstances, will generally not exceed 100%. See Portfo lio Trading Practices under Management of the Fund.

Special Risk Factors
         An investment in the Series entails certain risks and considerations about which an investor should be aware.
         The Series may invest up to 10% of its total assets in securities of foreign issuers which normally are denominated in foreign currencies, and may hold foreign currency directly. Investments in securities of non-United States issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in United States companies. Consequently, the Series may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar denominated securities, the Series may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, the Series may engage in foreign currency options and futures transactions. For a discussion of the risks associated with foreign securities see Foreign Securities and Foreign Currency Transactions and for those concerning these hedging instruments see Risks of Transactions IN Options, Futures and Forward Contracts, both of which references appear under the heading Other Considerations.
         The Series may commit its assets eligible for foreign investment to securities of issuers located in emerging markets. Investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. Among other things, there is a greater possibility of expropriation, nationalization, confiscatory taxation, income earned or other special taxes, foreign exchange restrictions, limitations on the repatriation of income and capital from investments, defaults in foreign government debt, and economic, political or social instability. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility. See Other Considerations--Foreign Securities and Foreign Currency Transactions for a more extensive discussion of these and other factors.

         The foreign securities in which the Series may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the net asset value of the Series may be significantly affected by such trading on days when shareholders will have no access to the Series. See Calculation of Offering Price and Net Asset Value Per Share.
         The Series also may, under certain circumstances, use certain futures contracts and options on futures contracts, as well as options on stock. The Series will only enter into these transactions for hedging purposes. See Futur es Contracts and Options on Futures Contracts and Risks of Transactions in Options, Futures and Forward Contracts, both of which references appear under the heading Other Considerations.
         As a fundamental policy, the Series concentrates its investments in the real estate industry. As a consequence, the net asset value of the Series can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.
         The Series, by investing primarily in securities of real estate investment trusts, is subject to interest rate risk, in that as interest rates decline, the value of the Series' investments in REITs holding fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series' investments in REITs holding fixed rate obligations can be expected to decline. See Other Considerations--REITs.
         The Series may lend its portfolio securities, may invest in repurchase agreements and may purchase securities on a when-issued basis.
         While the Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, it will not be diversified under the 1940 Act. Thus, while at least 50% of the Series' total assets will be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.
         Each of the investment strategies identified above involves special risks which are described under Other Considerations in this Prospectus and Investment Objectives and Policies in Part B.

                                     * * *

         Part B contains other more specific investment restrictions and Appendix A to this Prospectus contains descriptions of Moody's and S&P ratings.

PURCHASE AND REDEMPTION

         Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of Offering Price and Net Asset Value Per Share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS

         The Fund will make payments from the Series' net income and net realized securities profits, if any, once a year. Distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.
         All dividends and distributions are automatically reinvested in additional Series shares.

TAXES

         The Series intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
         The Series' NAV per share is computed by adding the value of all securities and other assets in the Series' portfolio, deducting any liabilities of the Series (expenses and fees are accrued daily) and dividing by the number of the Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining the Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments and, in some cases, convertible securities) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.
         To the extent the Series holds foreign securities that are listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as U.S. Holidays and Saturdays), the net asset value of the Series could be affected by trading on days when shareholders have no access to the Series.

MANAGEMENT OF THE FUND

Directors
         The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Managers and Sub-Advisers
         Delaware Management furnishes investment management services to the Series. In its capacity as investment manager, Delaware Management makes investment decisions for the Series, effects the purchases and sales of investments in carrying out the Series' investment objective and policies and furnishes the Board of Directors with information and reports regarding the Series' investments as Delaware Management deems appropriate or as the Board of Directors may reasonably request.
         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.
         Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998. Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.
         Delaware Management manages the Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. For these services, Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series:

Assets up to $500 million: 0.75% of average daily net assets
Assets over $500 million - $1,000 million: 0.70% of average daily net assets
Assets over $1,000 million - $2,500 million: 0.65% of average daily net assets
Assets over $2,500 million: 0.60% of average daily net assets

         See Expenses for a discussion of a voluntary waiver of its management fee undertaken by Delaware Management.

         Lincoln, a wholly owned subsidiary of Lincoln National, 200 E. Berry Street, Fort Wayne, Indiana 46802, acts as sub-adviser to Delaware Management with respect to the Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series.
         Babak Zenouzi, Vice President/Senior Portfolio Manager of the Fund and Delaware Management, has had primary responsibility for making day-to-day investment decisions for the Series since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining the Manager in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant. In making investment decisions for the Series, Mr. Zenouzi regularly consults with Wayne
A. Stork and Richard G. Unruh. Mr. Stork, Chairman of Delaware Management and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined Delaware Investments in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of Directors of the Delaware Management and was named an Executive Vice President of Delaware Management in 1994.

Portfolio Trading Practices
         The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. Given the Series' investment objective, the annual portfolio turnover rate is not expected to exceed 100% for the Series. A 100% turnover rate would occur if all of the securities in the Series were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when Delaware Management deems it desirable to purchase or sell securities. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Series' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Series' shares. The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by shareholders that are subject to federal income taxes.
         Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to Delaware Management or their respective advisory clients. These services may be used by Delaware Management in servicing any of its respective accounts. Subject to best price and execution, Delaware Management may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

PERFORMANCE INFORMATION
         From time to time, the Fund may quote the Series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Series over additional periods of time.
         Because securities' prices fluctuate, investment results of the Series will fluctuate and past performance should not be considered as a representation of future results.

DISTRIBUTION AND SERVICE
         The Distributor, Delaware Distributors, L.P., serves as the Fund's national distributor under Distribution Agreements dated May 1, 1998. The Distributor bears all the costs of promotion and distribution.
         Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Series under the Amended and Restated Shareholders Services Agreement dated May 1, 1998. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement.
         The directors of the Fund annually review service fees paid to the Distributor and Transfer Agent. The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

                                     * * *

         As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Series' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

         Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. The Series could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of the Series are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Series.

EXPENSES
         The Series is responsible for all of its own expenses other than those borne by Delaware Management under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement.
         Delaware Management elected voluntarily to waive its fee and pay the expenses of the Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets from the commencement of operations through October 31, 1998.

DESCRIPTION OF FUND SHARES
         Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Life Insurance Company and Separate Accounts VA-K, VEL, VEL II, Inheiritage of Allmerica Life Insurance and Annuity Company and Separate Accounts ABD, ABD2, QP and QPN of The Travelers Life and Annuity Co. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.
         The Fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. The Series is currently allocated fifty million shares.
         The Series' shares have equal voting rights and are equal in all other respects. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shareholders of the Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in the Series.
         Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectus for the separate account which invests in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS

REITS
         The REIT Series invests in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.
         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks--when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

When-Issued and Delayed Delivery Securities
         The Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If the Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

Mortgage-Backed Securities
         The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).
         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).
         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.
         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

Foreign Securities and Foreign Currency Transactions
         As noted above, the Series may invest a portion of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, the Series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). The Series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See Foreign Currency Transactions, below.

         The risks involved in investing in foreign securities include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in secur ities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States, and the information that is available is often of lesser quality than information available on U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Moreover, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware Management does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctu ations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.
         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.
         The issuers of the emerging market country government and government-related high yield securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
         Foreign Currency Transactions. The Series may also purchase options and forward contracts in foreign currency for hedging purposes in connection with such foreign securities transactions. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.
         Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of transactions and to minimize currency value fluctuations. The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.
         For example, when Delaware Management believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' securities denominated in such foreign currency. The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' securities or other assets denominated in that currency.
         The Series may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Series may also engage in currency "cross hedging" when, in the opinion of Delaware Management, the historical relationship among foreign currencies suggests that the Series may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.
         At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.
         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.
         It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.
         Depositary Receipts. The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

Options
         To achieve the Series' objective, the Series intends to use certain hedging techniques which might not be conveniently available to individuals.
         These techniques will be used at Delaware Management's discretion to protect the Series' principal value.
         The Series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which it may invest. The Series may also purchase call options and enter into related closing transactions.
         Purchasing a put option gives the Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.
         Writing a covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if Delaware Management's judgment is wrong and interest rates fall or stock prices rise.
         A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.

         Closing transactions essentially let the Series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.
         The Series may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.
         The Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. The Series will not engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the Series.

Futures Contracts and Options on Futures Contracts
         For hedging purposes, the Series may enter into futures contracts relating to securities, securities indices or interest rates.
         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.
         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."
         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.
         Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.
         A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.
         The Series may also purchase and write options on the types of futures contracts the Series could invest in.
         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.
         An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.
         To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures.

Risks of Transactions in Options, Futures and Forward Contracts
         The use of futures contracts, options on futures contracts, forward contracts and certain options for hedging and other non-speculative purposes as described above involves certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render the Series' hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment adviser at a time when the Series is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Series will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Series may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies and forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

Borrowings
         The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of its net assets. See Part B for additional possible restrictions on borrowing. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Series has an outstanding borrowing.

Repurchase Agreements
         The Series may also use repurchase agreements which are at least 102% collateralized by U.S. government. The Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by Delaware Management under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.
         The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. The Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

Portfolio Loan Transactions
         The Series may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.
         The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Delaware Management, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Delaware Management.

Liquidity and Rule 144A Securities
         In order to assure that the Series has sufficient liquidity, the Series may not invest more than 15% of its net assets in illiquid assets. With respect to the Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of the Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
         While maintaining oversight, the Board of Directors has delegated to Delaware Management the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 15% limitation on investments in illiquid assets. The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A
Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
         If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Delaware Management will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Convertible, Debt and Non-Traditional Equity Securities
         The Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

         The Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into com mon stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.
         The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Zero Coupon Bonds
         The Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series intends to qualify as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Special Risk Considerations
         Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series' investment objective will be attained.
         While the Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, it will not be diversified for purposes of the 1940 Act. Thus, while at least 50% of the Series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

                                     * * *

         The Fund's designation as an open-end investment company and certain other policies of the Series may not be changed unless authorized by the vote of a majority of the Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of the Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the Series' outstanding voting securities. Part B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote.

Diversification
         The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlyi ng assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
         Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.
         The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."
         The Series will be managed in such a manner as to comply with these diversification requirements.

APPENDIX A--RATINGS

General Rating Information

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper
         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.
                                                                              16

--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                     MAY 1, 1998
--------------------------------------------------------------------------------

DELAWARE GROUP

--------------------------------------------------------------------------------

PREMIUM FUND, INC.

--------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA 19103

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Objectives and Policies
--------------------------------------------------------------------------------
Accounting and Tax Issues
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Offering Price
--------------------------------------------------------------------------------
Dividends and Realized Securities
         Profits Distributions
--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------
Investment Management Agreements
and Sub-Advisory Agreement
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

         Delaware Group Premium Fund, Inc. ("Premium Fund" or the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.

         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1998, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of the Series will be realized.

                  Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

                  REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.


INVESTMENT RESTRICTIONS
         The Fund has the following restrictions for Small Cap Value Series which may not be amended without approval of a majority of the outstanding voting securities of the Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. The Series will not:

         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of the Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit the Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

       9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

      11. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

      12. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.



         In addition, the following investment restrictions of the Small Cap Value Series may be changed by the Board of Directors:

                           The Series will not invest in warrants valued at
                  lower of cost or market exceeding 5% of its net assets. Included within that amount, but not to exceed 2% of the Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

         While the Series is permitted under certain circumstances to borrow money, it does not normally do so. No investment securities will be purchased while the Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, the Series will not borrow money in excess of 25% of the value of its net assets.

         The Fund has adopted the following restrictions for the REIT Series which may not be amended without approval of a majority of the outstanding voting securities of the REIT Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the REIT Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. The Series will concentrate its investments in the real estate industry. The Series will not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         2. The Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. The Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. The Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. The Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. The Series will not purchase or sell real estate; provided, that the
                                                              --------
Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided
                                                                      --------
further, that the Series may own real estate directly as a result of a default
-------
on securities the Series owns.

         In addition to the above fundamental investment restrictions, the Series has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. The Series will not invest for the purpose of acquiring control of any company.

         2. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.

         3. The Series will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         4. The Series will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS--As noted in the Prospectuses, each Series may enter into futures contracts relating to securities, securities indices or interest rates. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management"), the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectuses, each Series may purchase and write options on the types of futures contracts that Series could invest in.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

OPTIONS ON FOREIGN CURRENCIES
         REIT Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         The Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, the Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

WHEN, AS AND IF ISSUED" AND DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS
         The REIT Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.

         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

ENHANCED CONVERTIBLE SECURITIES
         Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, the PERCS would convert into one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and thus do not provide call protection. However, if called early, the issuer must pay a premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

RESTRICTED SECURITIES
         The REIT Series may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Series obtaining a less favorable price on a resale. The Series will not purchase illiquid assets if more than 15% of its net assets would then consist of such illiquid securities.

REPURCHASE AGREEMENTS
         Each Series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
         Each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Delaware Management that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by Delaware Management, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Delaware Management.

FOREIGN SECURITIES
         To the extent the Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS
         Each Series may write call options and purchase put options on a covered basis only. REIT Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and REIT Series may also invest in options that are traded over-the-counter. Small Cap Value Series reserves the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.

         A. COVERED CALL WRITING--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as Delaware Management determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING PUT OPTIONS--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. PURCHASING CALL OPTIONS-- REIT Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.

         D. OPTIONS ON STOCK INDICES-- Each Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, each Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         Neither Series will engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. WRITING COVERED PUTS -- REIT Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.

         F. CLOSING TRANSACTIONS-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         OTHER TAX REQUIREMENTS--The Small Cap Value Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). REIT Series intends to qualify as a regulated investment company under the Code. As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION

         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-, five- and ten-year periods. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                        n
                                  P(1+T) = ERV

     Where:       P    =   a hypothetical initial purchase order of $1,000;

                  T    =   average annual total return;

                  n    =   number of years;

                ERV    =   redeemable value of the hypothetical
                           $1,000 purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance of Small Cap Value Series, as shown below, is the average annual total return quotations through December 31, 1997. As of the date of this Part B, REIT Series had not yet begun investment operations. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

AVERAGE ANNUAL TOTAL RETURN*

SMALL CAP VALUE

1 year ended
12/31/97            32.91%

3 years ended
12/31/97            26.35%

Period 12/27/93**
through 12/31/97    19.96%

* Delaware Management elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with the Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

COMPARATIVE INFORMATION
    From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, and the Dow Jones Industrial Average. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

    Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

    Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

    Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

    The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

    The following table is an example, for purposes of illustration only, of cumulative total return performance for the Small Cap Value Series through December 31, 1997. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.

CUMULATIVE TOTAL RETURN*

                   SMALL CAP VALUE
3 months ended
12/31/97               (0.06%)

6 months ended
12/31/97                   13.71%

9 months ended
12/31/97                   31.09%

1 year ended
12/31/97                   32.91%

3 years ended
12/31/97                  101.72%

Period 12/27/93**
through 12/31/97          107.57%

* Delaware Management elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with the Series to limit operating expenses of the Series to to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

    Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing Delaware Management's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

DOLLAR-COST AVERAGING
    For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

    Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

    Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

    The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                   NUMBER
                          INVESTMENT            PRICE PER         OF SHARES
                            AMOUNT                SHARE           PURCHASED

                      Month 1  $100              $10.00               10
                      Month 2  $100              $12.50                8
                      Month 3  $100               $5.00               20
                      Month 4  $100              $10.00               10
                      ----------------------------------------------------------
                               $400              $37.50               48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

    This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING
    As part of your Variable Annuity contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

    The Fund selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

    During the fiscal years ended December 31, 1995, 1996 and 1997, the aggregate dollar amounts of brokerage commissions were paid by the Small Cap Value Series:

                              1995                1996                1997

Small Cap Value Series       $25,600             $53,113            $119,689

    Delaware Management may allocate out of all commission business generated by all of the funds and accounts under management by Delaware Management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by Delaware Management in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

    During the fiscal year ended December 31, 1997, portfolio transactions of $14,009,956 for the Small Cap Value Series, resulting in brokerage commissions of $33,658 were directed to brokers for brokerage and research services provided.

    As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to Delaware Management which constitute in some part brokerage and research services used by Delaware Management in connection with its investment decision-making process and constitute in some part services used by Delaware Management in connection with administrative or other functions not related to its investment decision-making process. In such cases, Delaware Management will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by Delaware Management in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

    Delaware Management may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of Delaware Management and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

PORTFOLIO TURNOVER
    The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the REIT Series, and may exceed 100% for the Small Cap Value Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

    The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.
    The portfolio turnover rates for the Small Cap Value Series for the past two fiscal years were as follows:

                               YEAR ENDED                         YEAR ENDED
                            DECEMBER 31, 1997                  DECEMBER 31, 1996
                            -----------------                  -----------------

Small Cap Value Series            41%                                84%

OFFERING PRICE

        The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day.
There is no sales charge.

        The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

        An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

        The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars based on rates in effect as of 12 p.m., Eastern time. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         The Fund will make payments from each Series' net income and net realized securities profits, if any, once a year. Any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

TAXES

        The Small Cap Value Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). REIT Series intends to qualify as a regulated investment company under the Code. As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

        Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

        The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

        All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

        Under the Taxpayer Relief act of 1997 (the "1997 Act"), the Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

        "MID-TERM CAPITAL GAINS" OR "28 PERCENT RATE GAIN": securities sold by the Series after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

        "1997 ACT LONG-TERM CAPITAL GAINS" or "20 percent rate gain": securities sold by the Series after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

        "QUALIFIED 5-YEAR GAINS": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

        Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to each Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors.

        Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International Advisers Ltd. ("Delaware International"), were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

        The Investment Management Agreement for Small Cap Value Series is dated April 3, 1995 and was approved by shareholders on March 29, 1995. The Investment Management Agreement for REIT Series is dated May 1, 1998 and was approved by the initial shareholder on that date and will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by Delaware Management. The Agreements will terminate automatically in the event of their assignments.

        Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series:

      Small Cap Value Series                        0.75%
      REIT Series                                   0.75%*

 *Assets up to $500 million: 0.75% of average daily net assets
  Assets over $500 million - $1,000 million: 0.70% of average daily net assets Assets over $1,000 million - $2,500 million: 0.65% of average daily net assets Assets over $2,500 million: 0.60% of average daily net assets

      Delaware Management administers the affairs of and is ultimately responsible for the investment management of each of the Series. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the Fund.

        Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

        On December 31, 1997, the total net assets of the Small Cap Value Series were $84,071,143. REIT Series did not publicly offer shares prior to May 1, 1998.

        Investment management fees were incurred with respect to the Small Cap Value Series for the last three fiscal years.


SERIES                             DECEMBER 31, 1997            DECEMBER 31, 1996              DECEMBER 31, 1995
------                             -----------------            -----------------              -----------------

Small Cap Value Series             $380,405 earned              $117,000 earned                $65,528 earned
                                   $328,056 paid                $87,687 paid                   $51,016 paid
                                   $52,349 waived               $29,313 waived                 $14,512 waived

        Except for those expenses borne by Delaware Management under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

        Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of each Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of average daily net assets through October 31, 1998.

        Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of the Small Cap Value Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998.

DISTRIBUTION AND SERVICE
        Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor under a Distribution Agreement dated as of April 3, 1995 for the Small Cap Value Series. REIT Series' Distribution Agreement is dated as of May 1, 1998. The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

        Delaware Service Company, Inc., another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for the each Series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1998. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS
        The business and affairs of the Fund are managed under the direction of its Board of Directors.

        Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Investments family.

        DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Small Cap Value Series and Delaware Management was executed following shareholder approval. REIT Series was not yet in existence. DMH and Delaware Management are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

        Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.



*WAYNE A. STORK (60)
        Chairman and Director of the Fund, 33 other investment companies in the Delaware Investments family, Delaware Management Holdings,
                 Inc. and Delaware Capital Management, Inc.
        Chairman, President, Chief Executive Officer, Director of DMH Corp.,
                 Delaware Distributors, Inc. and Founders Holdings, Inc.
        Chairman,President, Chief Executive Officer, Chief Investment Officer
                 and Director of Delaware Management Company, Inc.
        Chairman, President, Chief Executive Officer and Chief Investment
                 Officer of Delaware Management Company.
        Chairman,President, Chief Executive Officer and Chief Investment
                 Officer and Trustee of Delaware Management Business Trust. Chairman, Chief Executive Officer, Chief Investment Officer of Delaware
                 Investment Advisers.
        Chairman, Chief Executive Officer and Director of Delaware
                 International Advisers Ltd. and Delaware International
                 Holdings Ltd.
        President and Chief Executive Officer of Delvoy, Inc.
        Chairman of Delaware Distributors, L.P.
        Director of Delaware Service Company, Inc. and Delaware Investment
                 & Retirement Services, Inc.
        During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

__________________
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

*JEFFREY J. NICK (45)
         President, Chief Executive Officer and Director and/or Trustee of the
                  Fund and 33 other investment companies in the Delaware Investments family.
         President, Chief Executive Officer and Director of Delaware Management
                  Holdings, Inc.
         President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc.
         President of Lincoln Funds Corporation.
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln
                  National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

RICHARD G. UNRUH, JR. (58)
         Executive Vice President of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management
                  Company and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management
                  Company, Inc.
         Executive Vice President and Trustee of Delaware Management Business
                  Trust.
         President of Delaware Investment Advisers.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

PAUL E. SUCKOW (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of the
                  Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company, Delaware Investment Advisers and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc. and
                  Delaware Management Business Trust.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to Delaware Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

___________________
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

David K. Downes (58)
        Executive Vice President, Chief Operating Officer, Chief Financial
                 Officer of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
        Executive Vice President, Chief Operating Officer, Chief Financial
                 Officer and Director of Delaware Management Company, Inc.,
                 DMH Corp., Delaware Distributors, Inc., Founders Holdings,
                 Inc. and Delvoy, Inc.
        President, Chief Executive Officer, Chief Financial Officer and
                 Director of Delaware Service Company, Inc.
        President, Chief Operating Officer, Chief Financial Officer and
                 Director of Delaware International Holdings Ltd.
        Chairman,Chief Executive Officer and Director of Delaware Management
                 Trust Company and Delaware Investment & Retirement Services,
                 Inc.
        Executive Vice President, Chief Financial Officer, Chief Administrative
                 Officer and Trustee of Delaware Management Business Trust. Director of Delaware International Advisers Ltd. and Delaware Voyageur
                 Holding, Inc. Vice President of Lincoln Funds Corporation During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
        Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
        460 North Gulph Road, King of Prussia, PA  19406.
        Board Chairman, Citadel Constructors, Inc.
        From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (59)
        Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
        500 Fifth Avenue, New York, NY  10110.
        Founder and Managing Director, Anthony Knerr & Associates.
        From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                 Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. THACHER LONGSTRETH (77)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

THOMAS F. MADISON (62)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

CHARLES E. PECK (72)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

GEORGE M. CHAMBERLAIN, JR. (51)
         Senior Vice President, Secretary and General Counsel of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P. and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director of DMH
                  Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc., Delaware Capital Management, Inc. and Delvoy, Inc.
         Senior Vice President, Secretary, General Counsel and Trustee of
                  Delaware Management Business Trust.
         Executive Vice President, Secretary, General Counsel and Director of
                  Delaware Management Trust Company.
         Senior Vice President and Director of Delaware International
                  Holdings Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

JOSEPH H. HASTINGS (48)
         Senior Vice President/Corporate Controller of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement
                  Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation. Treasurer of Lincoln Funds Corporation
         1818 Market Street, Philadelphia, PA 19103.
         During the past five years, Mr. Hastings has served in various capacities at different times within the Delaware organization.

MICHAEL P. BISHOF (35)
        Senior Vice President/Treasurer of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
        Senior Vice President/Investment Accounting of Delaware Management
                 Company, Inc., Delaware Management Company and Delaware Service Company, Inc.
        Senior Vice President and Treasurer/Manager of Investment Accounting of
                 Delaware Distributors, L.P. and Delaware Investment Advisers. Senior Vice President and Manager of Investment Accounting of Delaware
                 International Holdings Ltd.
        Assistant Treasurer of Founders CBO Corporation.
        Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                 President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

CHRISTOPHER S. BECK (40)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company.
         Before joining Delaware Investments in 1997, Mr. Beck managed the
                  Small Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

BABAK ZENOUZI (35)
        Vice President/Portfolio Manager of the Fund and 11 other
                 investment companies in the Delaware Investments family.
        Vice President/Assistant Portfolio Manager of Delaware Investment
                 Advisers.
        During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware organization.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1997 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1997. Only the independent directors of the Fund receive compensation from the Fund.

                                                       PENSION OR                                  TOTAL
                                                       RETIREMENT             ESTIMATED        COMPENSATION
                                                        BENEFITS               ANNUAL           FROM ALL 34
                                   AGGREGATE             ACCRUED              BENEFITS           DELAWARE
                                 COMPENSATION          AS PART OF               UPON            INVESTMENTS
NAME                               FROM FUND          FUND EXPENSES          RETIREMENT*          FUNDS**

W. Thacher Longstreth               $3,097                None                $38,500              $59,827
Ann R. Leven                        $3,433                None                $38,500              $65,160
Walter P. Babich                    $3,370                None                $38,500              $64,160
Anthony D. Knerr                    $3,370                None                $38,500              $64,160
Charles E. Peck                     $3,002                None                $38,500              $56,682
Thomas F. Madison***                $2,160                None                $38,500              $43,537


* Under the terms of the Delaware Investments Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in Delaware Investments for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1997, he or she would be entitled to annual payments totaling $38,500, in the aggregate, from all of the funds in Delaware Investments, based on the number of funds in Delaware Investments as of that date.

** Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all funds in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all funds, with the exception of the chairperson, who receives $6,000.

***  Mr. Madison joined the Board of Directors on April 30, 1997.

         As of April 7, 1998, management believes the following accounts held 5% of record or more of the outstanding shares of each series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:


Series                     Name and Address of Account                          Share Amount       Percentage
------                     ---------------------------                          ------------       ----------

Decatur Total              SMA Life Assurance Company
Return Series              Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   17,238,651             67.68%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   6,483,706             25.45%

Delchester Series          SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   11,011,329             93.25%

Capital Reserves           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,001,523             91.74%

Delaware Series            SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    7,744,687             93.45%

Cash Reserve               SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,336,473             92.22%






Series                     Name and Address of Account                      Share Amount             Percentage

DelCap Series              SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    6,479,602             95.32%

International Equity       SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   13,296,990             96.91%

Trend Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,659,975             49.59%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   3,619,110             49.04%

Small Cap Value Series     SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    5,361,951             98.91%

Global Bond Series         Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   1,270,957             72.69%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      463,287             26.49%




Series                     Name and Address of Account                         Share Amount           Percentage

Strategic Income           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    1,020,922           75.93%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     257,050           19.11%

Devon Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    1,882,719           97.70%


Emerging Markets           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      501,617           70.57%

                           Lincoln National Life Company
                           Separate Account - C See Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     206,393           29.04%





Series                     Name and Address of Account                         Share Amount           Percentage

Convertible Securities     Lincoln National Life Company
Series                     Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     206,690           47.25%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      206,064           47.11%

Social Awareness           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      730,177           80.52%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     152,822           16.85%

GENERAL INFORMATION

        Delaware Management is the investment manager of each Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

        Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

        Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.

        In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

        Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

        Small Cap Value Series commenced operations on December 27, 1993. REIT Series did not commence operations prior to the date of this Part B.

CAPITALIZATION
        The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Series. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the

1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

NONCUMULATIVE VOTING
        SERIES SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

        Ernst & Young LLP serves as the independent auditor for each series of the Fund and, in its capacity as such, audits the annual financial statements of each Series. Small Cap Value Series' Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1997 are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part
B. REIT Series did not commence operations prior to the date of this Part B.

INVESTMENT MANAGER                          -----------------------------------
Delaware Management Company                 DELAWARE GROUP
One Commerce Square                         -----------------------------------
Philadelphia, PA  19103                     PREMIUM FUND, INC.
                                            -----------------------------------
SUB-ADVISER                                 SMALL CAP VALUE SERIES
Lincoln Investment Management, Inc.         -----------------------------------
200 E. Berry Street                         REIT SERIES
Fort Wayne, Indiana 46802                   -----------------------------------

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT                          PART B
Delaware Service Company, Inc.
1818 Market Street                          STATEMENT OF
Philadelphia, PA  19103                     ADDITIONAL INFORMATION
                                            -----------------------------------
LEGAL COUNSEL                               MAY 1,1998
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center                                Delaware
Brooklyn, NY  11245                                     Investments
                                                        -----------